UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

Capital CIty Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (850) 671-0300

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Capital City Bank Group, Inc. (the “Company”) held its Annual Meeting on April 25, 2023. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. The following summarizes all matters voted on at the Annual Meeting.

1.	The following directors were elected for a term to expire at the 2024 annual meeting and until their successors are elected and qualified. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The number of votes cast were as follows:
	For	Withheld	Broker Non-Votes
Robert Antoine	12,078,889	173,883	0
Thomas A. Barron	12,199,798	52,974	0
William F. Butler	12,200,396	52,376	0
Stanley W. Connally, Jr.	11,101,054	1,151,718	0
Marshall M. Criser III	12,200,531	52,241	0
Kimberly Crowell	12,199,350	53,422	0
Bonnie Davenport	9,410,902	2,841,870	0
William Eric Grant	12,187,347	65,425	0
Laura L. Johnson	10,841,385	1,411,387	0
John G. Sample, Jr.	12,198,079	54,693	0
William G. Smith, Jr. (Chairman)	12,178,454	74,318	0
Ashbel C. Williams	12,079,344	173,428	0

2.	Shareowners approved, on a nonbinding advisory basis, executive compensation. The number of votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
11,864,934	145,571	242,267	2,698,836

3.	Shareowners ratified the expected appointment of BKD, LLP as the Company’s independent auditors for the 2022 fiscal year. The number of votes cast were as follows:

3 Years	2 Years	1 Year	Abstain
6,294,633	79,419	5,820,966	57,754

Consistent with the Board of Director’s and shareowners’ recommendations, the Company will hold a shareowner advisory vote on executive compensation every three years.

4.	Shareowners ratified the expected appointment of FORVIS, LLP as the Company’s independent auditors for the 2023 fiscal year. The number of votes cast were as follows:

For	Against	Abstain
14,944,806	1,668	5,134

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:	May 1, 2023	By:	/s/ Jeptha E. Larkin
Jeptha E. Larkin,
Executive Vice President and Chief Financial Officer